                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      ESL PARTNERS, L.P.

Item                                           Information

Name:                                          ESL Partners, L.P.

Address:                                       1170 Kane Concourse, Suite 200,
                                               Bay Harbor Islands, FL 33154

Designated Filer:                              Edward S. Lampert

Date of Event Requiring Statement              January 20, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading Symbol:      Sears Hometown and Outlet Stores,
                                               Inc. [SHOS]

Relationship of Reporting Person(s) to Issuer: 10% Owner

If Amendment, Date Original Filed              Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:              Form filed by More than One
                                               Reporting Person

Signature:                                     By:    RBS Partners, L.P.
                                               Its:   General Partner

                                               By:    ESL Investments, Inc.
                                               Its:   General Partner

                                               By:     /s/ Edward S. Lampert
                                                      --------------------------
                                               Name:  Edward S. Lampert
                                               Title: Chief Executive Officer
                                               Date:  January 22, 2016

2.      RBS PARTNERS, L.P.

Item                                           Information

Name:                                          RBS Partners, L.P.

Address:                                       1170 Kane Concourse, Suite 200,
                                               Bay Harbor Islands, FL 33154

Designated Filer:                              Edward S. Lampert

Date of Event Requiring Statement              January 20, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading Symbol:      Sears Hometown and Outlet Stores,
                                               Inc. [SHOS]

Relationship of Reporting Person(s) to Issuer: 10% Owner

If Amendment, Date Original Filed              Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:              Form filed by More than One
                                               Reporting Person

Signature:                                     By:    ESL Investments, Inc.
                                               Its:   General Partner

                                               By:    /s/ Edward S. Lampert
                                                      --------------------------
                                               Name:  Edward S. Lampert
                                               Title: Chief Executive Officer
                                               Date:  January 22, 2016

3.      ESL INVESTMENTS, INC.

Item                                           Information

Name:                                          ESL Investments, Inc.

Address:                                       1170 Kane Concourse, Suite 200,
                                               Bay Harbor Islands, FL 33154

Designated Filer:                              Edward S. Lampert

Date of Event Requiring Statement              January 20, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading Symbol:      Sears Hometown and Outlet Stores,
                                               Inc. [SHOS]

Relationship of Reporting Person(s) to Issuer: 10% Owner

If Amendment, Date Original Filed              Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:              Form filed by More than One
                                               Reporting Person

Signature:
                                               By:    /s/ Edward S. Lampert
                                                      --------------------------
                                               Name:  Edward S. Lampert
                                               Title: Chief Executive Officer
                                               Date:  January 22, 2016